                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant  |X|        Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant toss.240.14a-12

                            UNITED TRUST GROUP, INC
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

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     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount of which the
          filing  fee  is   calculated   and  state  how  it  was   determined):
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     (5)  Total                             fee                            paid:
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|_|  Fee paid previously with preliminary  materials.

|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                            UNITED TRUST GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held on Wednesday, June 16, 2004

To the Shareholders of:

UNITED TRUST GROUP, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of  Shareholders  of United Trust
Group Inc., an Illinois corporation ("UTG"), will be held on Wednesday, June 16,
2004 at 10:00 a.m. at the  corporate  headquarters  at 5250 South Sixth  Street,
Springfield, Illinois 62703 for the following purposes:

     1.   To elect  eight  directors  of UTG to serve for a term of one (1) year and until their successors are elected and qualified;

     2.   To  consider  and act upon such  other  business  as may  properly  be brought before the meeting.

The Board of Directors  has fixed the close of business on April 23, 2004 as the record date for the Annual Meeting.  Only shareholders of record as of the close of  business  on the record  date are  entitled  to notice of and to vote at the
Annual Meeting.

Whether  or not you plan to attend the  Annual  Meeting,  you are urged to mark, date and sign the enclosed  proxy and return it promptly so that your shares can be represented  and voted at the Annual  Meeting.  A proxy may be revoked at any time prior to its exercise at the Annual  Meeting by following the  instructions in the  accompanying  proxy  statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                   UNITED TRUST GROUP, INC.

                                                 Theodore C. Miller, Secretary

Dated:  May 27, 2004
Springfield, Illinois

                            YOUR VOTE IS IMPORTANT!

PLEASE  COMPLETE,  DATE,  SIGN AND  PROMPTLY  RETURN YOUR PROXY IN THE  ENCLOSED
ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                     PROXY STATEMENT FOR ANNUAL MEETING OF
                                SHAREHOLDERS OF
                            UNITED TRUST GROUP, INC.

                   GENERAL INFORMATION REGARDING SOLICITATION

The Annual Meeting of the Shareholders of United Trust Group,  Inc., an Illinois
corporation ("UTG"),  will be held on Wednesday,  June 16, 2004 at 10:00 a.m. at the corporate  headquarters  at 5250 South Sixth Street,  Springfield,  Illinois
62703. The mailing address of UTG's principal executive office is P.O. Box 5147,
Springfield, Illinois 62705.

This proxy  statement  is being sent to each  holder of record of the issued and outstanding shares of Common Stock of UTG, no par value (the "Common Stock"), as of the  close of  business  on April  23,  2004,  in  order to  furnish  to each shareholder  information  relating  to  the  business  to be  transacted  at the meeting.

This proxy statement and the enclosed proxy are being mailed on or about May 27,
2004  to the  shareholders  of UTG  entitled  to  notice  of and to  vote at the meeting.  The Annual  Report of UTG for the fiscal year ended  December 31, 2003 has been mailed to shareholders  under separate cover. UTG will bear the cost of soliciting  proxies from its  shareholders.  UTG may reimburse brokers and other persons for their  reasonable  expenses in  forwarding  proxy  materials  to the beneficial  owners  of Common  Stock.  Solicitations  may be made by  telephone, telegram or by personal  calls,  and it is anticipated  that such  solicitations will consist  primarily of requests to brokerage houses,  custodians,  nominees, and fiduciaries to forward the soliciting  material to the beneficial  owners of shares  held of record by such  persons.  If  necessary,  officers  and  regular employees of UTG may by telephone,  telegram or personal  interview  request the return of proxies.

                                     VOTING

The  enclosed  proxy is  solicited by and on behalf of the Board of Directors of
UTG. If you are unable to attend the meeting on Wednesday, June 16, 2004, please complete the enclosed proxy and return it to us in the accompanying  envelope so that your shares will be represented and voted at the meeting.

When the enclosed proxy is duly executed and returned in advance of the meeting, and is not revoked,  the shares represented  thereby will be voted in accordance with the authority contained therein.  Any shareholder giving a proxy may revoke it at any time  before  it is  voted by  delivering  to the  Secretary  of UTG a written  notice of revocation or a duly executed  proxy bearing a later date, or by  attending  the  meeting  and voting his or her shares in person.  If a proxy fails to specify how it is to be voted,  it will be voted "FOR" the  election of the directors.

Inspectors  of election  will be  appointed  to tabulate the number of shares of
Common  Stock  represented  at the meeting in person or by proxy,  to  determine whether or not a quorum is present  and to count all votes cast at the  meeting.
The holders of a majority of the  outstanding  shares of Common  Stock as of the record  date must be  represented  at the meeting in person or by proxy in order for a quorum to be present at the meeting. The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of  determining  the presence of a quorum.  Abstentions  and broker non-votes  will have no effect on the  election of  directors  but will have the effect of a vote  against any other  matter  submitted to a vote at the meeting.
With respect to the election of directors,  the affirmative  vote of a plurality of the votes duly cast is required for the  election of directors  (that is, the nominees  receiving the greatest number of votes will be elected).  There are no cumulative voting rights with respect to the election of directors.  The holders of Common  Stock as of the  record  date are  entitled  to one vote per share of
Common Stock with respect to the election of directors and any other matter that may be submitted to a vote at the meeting.  The affirmative  vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is required to approve any other matter that may be submitted to a vote at the meeting,  other than the election of  directors.  Management is not aware of any  matter  other than the  election  of  directors  to be brought before the shareholders at the meeting.

The Correll  affiliates hold  approximately 66% of the outstanding  Common Stock
(See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS") and intend to vote their shares in favor of the election of directors as further described in proposal 1.

                    SIGNIFICANT MAJORITY-OWNED SUBSIDIARIES

United Trust Group, Inc. (the  "Registrant") was incorporated in 1984, under the laws of the State of  Illinois to serve as an  insurance  holding  company.  The
Registrant  and its  subsidiaries  (the  "Company")  have  only one  significant industry segment - insurance. The Company's dominant business is individual life insurance, which includes the servicing of existing insurance business in force, the  solicitation  of new individual  life  insurance,  the acquisition of other companies in the insurance business,  and the administration  processing of life insurance business for other entities.

At December 31, 2003,  significant  majority-owned  subsidiaries  of UTG were as depicted on the following organizational chart:

For  purposes  of this proxy  statement,  the term  "subsidiary  life  insurance company" shall mean UG, and the term "non-insurance  subsidiary companies" shall mean the subsidiary companies other than UG.

The  companies  hereinafter  are  sometimes  collectively  referred  to  as  the
"Subsidiary majority owned companies".

This document at times will refer to the Registrant's largest  shareholder,  Mr.
Jesse T. Correll and certain  companies  controlled by Mr. Correll.  Mr. Correll
holds  a  majority   ownership  of  First  Southern   Funding  LLC,  a  Kentucky
corporation, (FSF) and First Southern Bancorp, Inc. (FSBI), a financial services holding  company that owns 100% of First  Southern  National Bank (FSNB),  which operates out of 14 locations in central Kentucky. Mr. Correll is Chief Executive
Officer and Chairman of the Board of  Directors  of UTG and is  currently  UTG's largest  shareholder  through his ownership control of FSF, FSBI and affiliates.
At  December 31,  2003 Mr.  Correll  owns or controls  directly  and  indirectly approximately  66% of UTG's  outstanding  stock.  (See  "SECURITY  OWNERSHIP  OF
CERTAIN BENEFICIAL OWNERS")

                         VOTING SECURITIES OUTSTANDING

April  23,  2004 has been  fixed as the  record  date for the  determination  of shareholders  entitled  to notice of and to vote at the  annual  meeting  or any adjournments  or  postponements  thereof.  On that  date,  UTG  had  outstanding
3,998,044  shares  of  Common  Stock.  No  other  voting  securities  of UTG are outstanding.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The  following  tabulation  sets forth the name and  address  of the  persons or entities known to be the beneficial  owners of more than 5% of UTG's outstanding
Common  Stock  and  shows:  (i) the total  number  of  shares  of  Common  Stock beneficially  owned by such  person as of April 23,  2004 and the nature of such ownership;  and (ii) the percent of the issued and outstanding  shares of common stock so owned as of the same date.

   Title                                                      Amount                           Percent
   of             Name and Address                        and Nature of                          of
   Class          of Beneficial Owner(2)               Beneficial Ownership                    Class (1)

Common            Jesse T. Correll                              185,454        (3)              4.6%
Stock, no         First Southern Bancorp, Inc.                1,739,072     (3)(4)             43.5%
par value         First Southern Funding, LLC                   335,453     (3)(4)              8.4%
                  First Southern Holdings, LLC                1,483,791     (3)(4)             37.1%
                  First Southern Capital Corp., LLC             237,333     (3)(4)              5.9%
                  First Southern Investments, LLC                24,086                         0.6%
                  Ward F. Correll                                98,523        (5)              2.5%
                  WCorrell, Limited Partnership                  72,750        (3)              1.8%
                  Cumberland Lake Shell, Inc.                    98,523        (5)              2.5%

                  Total(6)                                    2,619,921                        65.5%

(1)  The percentage of outstanding shares is based on 3,998,044 shares of Common
     Stock outstanding as of April 23, 2004.

(2)  The  address  for each of  Jesse  Correll,  First  Southern  Bancorp,  Inc.
     ("FSBI"), First Southern Funding, LLC ("FSF"), First Southern Holdings, LLC
     ("FSH"),   First  Southern  Capital  Corp.,  LLC  ("FSC"),  First  Southern
     Investments,  LLC ("FSI"),  and WCorrell,  Limited  Partnership  ("WCorrell
     LP"), is P.O. Box 328, 99 Lancaster Street,  Stanford,  Kentucky 40484. The
     address for each of Ward Correll and Cumberland Lake Shell, Inc. ("CLS") is
     P.O. Box 430, 150 Railroad Drive, Somerset, Kentucky 42502.

(3)  The share  ownership of Jesse Correll  listed  includes  112,704  shares of
     Common Stock owned by him individually.  The share ownership of Mr. Correll also  includes  72,750  shares of Common  Stock held by  WCorrell,  Limited
     Partnership,  a  limited  partnership  in which  Jesse  Correll  serves  as managing  general  partner  and, as such,  has sole voting and  dispositive power over the shares held by it.

     In addition,  by virtue of his  ownership of voting  securities  of FSF and
     FSBI, and in turn,  their ownership of 100% of the  outstanding  membership interests of FSH, Jesse Correll may be deemed to beneficially own the total number of shares of Common  Stock owned by FSH (as well as the shares owned by FSBI  directly),  and may be deemed to share  with FSH (as well as FSBI)
     the  right  to  vote  and to  dispose  of such  shares.  Mr.  Correll  owns approximately 79% of the outstanding  membership  interests of FSF; he owns directly  approximately  50%,  companies he controls own approximately 14%, and he has the  power  to vote but  does  not own an  additional  3% of the outstanding  voting  stock  of  FSBI.  FSBI and FSF in turn own 99% and 1%, respectively,  of the outstanding  membership interests of FSH. Mr. Correll is also a manager of FSC and thereby may also be deemed to beneficially own the total  number of shares of Common Stock owned by FSC, and may be deemed to share  with it the  right to vote and to  dispose  of such  shares.  The aggregate number of shares of Common Stock held by these other entities, as shown in the above table, is 1,976,405 shares.

(4)  The share ownership of FSBI consists of 255,281 shares of Common Stock held by FSBI directly  (which FSBI acquired by virtue of its merger with Dyscim,
     LLC) and  1,483,791  shares of Common  Stock held by FSH of which FSBI is a
     99% member and FSF is a 1% member, as further described below. As a result,
     FSBI may be deemed to share  the  voting  and  dispositive  power  over the shares held by FSH.

(5)  Represents  the shares of Common Stock held by CLS, all of the  outstanding voting  shares  of which are owned by Ward F.  Correll  and his wife.  As a result,  Ward F. Correll may be deemed to share the voting and  dispositive power over these shares.

(6)  According to the most recent  Schedule  13D, as amended,  filed  jointly by each of the entities and persons listed above,  Jesse Correll,  FSBI,  FSF,
     FSH, FSC, and FSI, have agreed in principle to act together for the purpose of acquiring or holding equity securities of UTG. In addition, the Schedule
     13D indicates  that because of their  relationships  with Jesse Correll and these other entities, Ward Correll, CLS, and WCorrell,  Limited Partnership
     may also be deemed to be members of this group.  Because the  Schedule  13D indicates that for its purposes,  each of these entities and persons may be deemed to have acquired  beneficial  ownership of the equity  securities of
     UTG  beneficially  owned by the other  entities and persons,  each has been identified and listed in the above tabulation.

SECURITY OWNERSHIP OF MANAGEMENT OF UTG

The  following  tabulation  shows with respect to each of the  directors of UTG, with  respect  to UTG's  chief  executive  officer  and each of UTG's  executive officers  whose salary plus bonus  exceeded  $100,000 for fiscal 2003,  and with respect to all executive officers and directors of UTG as a group: (i) the total number  of  shares  of all  classes  of  stock of UTG or any of its  parents  or subsidiaries,  beneficially  owned as of March 1,  2004 and the  nature  of such ownership; and (ii) the percent of the issued and outstanding shares of stock so owned, and granted stock options available as of the same date.

Title                  Directors, Named Executive                   Amount                       Percent
   of                  Officers, & All Directors &               and Nature of                      of
Class                 Executive Officers as a Group                Ownership                     Class (1)

UTG's                 John S. Albin                                  10,503  (4)                   *
Common                Randall L. Attkisson                                0  (2)                   *
Stock, no             Joseph A. Brinck, II                                0                        *
par value             Jesse T. Correll                            2,497,312  (3)                  62.5%
                      Ward F. Correll                                98,523  (5)                   2.5%
                      Thomas F. Darden                               16,780  (6)                   *
                      Theodore C. Miller                             10,000  (6)                   *
                      William W. Perry                               20,000  (6)                   *
                      James P. Rousey                                     0                        *
                      All directors and executive officers
                      as a group (ten in number)                  2,653,118                       66.4%

(1)  The percentage of outstanding  shares for UTG is based on 3,998,044  shares of Common Stock outstanding as of April 23, 2004.

(2)  Randall L.  Attkisson is an associate and business  partner of Mr. Jesse T.
     Correll and holds minority ownership  positions in certain of the companies listed as owning UTG Common Stock  including First Southern  Bancorp,  Inc.
     Ownership  of  these  shares  is  reflected  in the  ownership  of Jesse T.
     Correll.

(3)  The share ownership of Mr. Correll  includes 112,704 shares of United Trust
     Group  common  stock owned by him  individually,  255,281  shares of United
     Trust Group common stock held by First Southern  Bancorp,  Inc. and 335,453 shares of United Trust Group common stock owned by First Southern  Funding,
     LLC. The share  ownership of Mr.  Correll also  includes  72,750  shares of
     United Trust Group common stock held by WCorrell,  Limited  Partnership,  a limited partnership in which Mr. Correll serves as managing general partner and, as such, has sole voting and dispositive power over the shares held by
     it. In addition,  by virtue of his ownership of voting  securities of First
     Southern Funding, LLC and First Southern Bancorp,  Inc., and in turn, their ownership of 100% of the outstanding membership interests of First Southern
     Holdings,  LLC (the holder of 1,483,791 shares of United Trust Group common stock),  Mr. Correll may be deemed to beneficially  own the total number of shares of United Trust Group common stock owned by First Southern Holdings, and may be deemed to share with First  Southern  Holdings the right to vote and to dispose of such shares.  Mr. Correll owns  approximately  79% of the outstanding  membership  interests  of  First  Southern  Funding;  he  owns directly  approximately  50%,  companies he controls own approximately 14%, and he has the  power  to vote but  does  not own an  additional  3% of the outstanding voting stock of First Southern Bancorp.  First Southern Bancorp and First  Southern  Funding in turn own 99% and 1%,  respectively,  of the outstanding membership interests of First Southern Holdings. Mr. Correll is also a manager of First Southern  Capital Corp.,  LLC, and thereby may also be deemed to  beneficially  own the  237,333  shares of United  Trust Group common  stock held by First  Southern  Capital,  and may be deemed to share with it the right to vote and to dispose of such shares. Share ownership of
     Mr.  Correll in United  Trust Group  common  stock does not include  24,086
     shares  of  United  Trust  Group  common  stock  held  by  First   Southern
     Investments, LLC.

(4)  Includes 392 shares owned directly by Mr. Albin's spouse.

(5)  Cumberland Lake Shell,  Inc. owns 98,523 shares of UTG Common Stock, all of the outstanding voting shares of which are owned by Ward F. Correll and his wife.  As a result  Ward F.  Correll  may be deemed to share the voting and dispositive power over these shares. Ward F. Correll is the father of Jesse
     T.  Correll.  There are 72,750 shares of UTG Common Stock owned by WCorrell
     Limited  Partnership in which Jesse T. Correll  serves as managing  general partner and, as such, has sole voting and dispositive power over the shares of Common Stock held by it. The aforementioned  72,750 shares are deemed to be beneficially owned by and listed under Jesse T. Correll in this section.

(6)  Shares subject to UTG Employee and Director Stock Purchase Plan.

* Less than 1%.

Except as indicated above, the foregoing persons hold sole voting and investment power.

The following tabulation shows with respect to each individual  identified above under  security  ownership of management  the ownership  held in First  Southern
Bancorp, Inc. ("FSBI"), an affiliate entity of UTG.

Title                                                            Amount                       Percent
   of                       Director or                       and Nature of                      of
Class                 Executive Officer of UTG                  Ownership                     Class (1)

FSBI's                Randall L. Attkisson                        7,453  (4)                   5.9%
Common                Jesse T. Correll                          102,101  (2)(3)                70.9%
Stock                 Ward F. Correll                            24,184  (3)(5)                18.4%
                      James P. Rousey                             2,159  (6)                    1.7%

(1)  The  percentage of  outstanding  shares for FSBI is based on 125,393 shares outstanding as of March 31, 2004, including outstanding options.

(2)  Includes 17,611 shares owned by the WCorrell, Limited Partnership, of which
     Mr. Jesse Correll is the managing general  partner,  3,461 shares which Mr.
     Jesse  Correll  has the  power to vote and as to which  Mr.  Jesse  Correll disclaims  beneficial  ownership.  Also includes options to purchase 12,621 shares that can be exercised at any time by Mr. Jesse Correll.

(3)  Includes options to purchase 5,981 shares that can be exercised at any time by either Jesse Correll, Ward Correll or the WCorrell, Limited Partnership.

(4)  Includes  3,557  shares  owned by Mr.  Attkisson's  spouse  and  options to purchase 757 shares that can be exercised at any time by Mr. Attkisson.

(5)  Includes 17,611 shares owned by the WCorrell,  Limited  Partnership and 592 shares owned by Cumberland Lake Shell, Inc.

(6)  Includes  99 shares  owned by Mr.  Rousey's  spouse and options to purchase
     1,329 shares that can be exercised at any time by Mr. Rousey.

The following tabulation shows with respect to each individual  identified above under  security  ownership of management  the ownership  held in First  Southern
Funding, LLC. ("FSF"), an affiliate entity of UTG.

Title                                                              Amount                  Percent
   of                         Director or                       and Nature of                of
Class                   Executive Officer of UTG                  Ownership               Class (1)

FSF's                 Randall L. Attkisson                            44.75                  4.5%
Common                Jesse T. Correll                               784.87                 79.3%
Stock

The percentage of outstanding units for FSF is based on 989.49 units outstanding as of March 31, 2004.

                             THE BOARD OF DIRECTORS

In accordance with the laws of Illinois and the Certificate of Incorporation and
Bylaws of UTG, as amended,  UTG is managed by its executive  officers  under the direction  of the Board of  Directors.  The  Board  elects  executive  officers, evaluates their  performance,  works with  management in  establishing  business objectives  and  considers  other  fundamental  corporate  matters,  such as the issuance of stock or other  securities,  the  purchase or sale of a business and other  significant  corporate  business  transactions.  In the fiscal year ended
December 31, 2003, the Board met 4 times. All directors attended at least 75% of all meetings of the board, except Mr. Ward Correll.  The Company does not have a policy  regarding  Board  members'  attendance at annual  meetings,  however all members are encouraged to attend. Six of the eight Board members were present at the 2003 Annual Shareholders meeting.

The Board of  Directors  has an Audit  Committee  consisting  of Messrs.  Albin,
Perry, and Brinck.  The Audit Committee  performs such duties as outlined in the
Company's  Audit  Committee  Charter.  The Audit  Committee  reviews and acts or reports to the Board with respect to various  auditing and  accounting  matters, the scope of the audit procedures and the results thereof,  internal  accounting and control  systems of UTG,  the nature of services  performed  for UTG and the fees  to  be  paid  to  the  independent  auditors,  the  performance  of  UTG's independent and internal auditors and the accounting practices of UTG. The Audit
Committee  also  recommends  to the full Board of  Directors  the auditors to be appointed by the Board. The Audit Committee met twice in 2003.

The Board has reviewed the  qualifications of each member of the audit committee and  determined no member of the committee  meets the definition of a "financial expert".  The Board concluded  however,  that each member of the committee has a proven  track  record as a  successful  businessman,  each  operating  their own company  and  their  experience  as  businessmen  provide a  knowledge  base and experience adequate for participation as a member of the committee.

The compensation of UTG's executive  officers is determined by the full Board of
Directors (see report on Executive Compensation).

The  Board  of  Directors  does not have a  formal  nominating  committee,  or a committee  that performs  similar  functions.  The Board has concluded  that the nominating  process should not be limited to certain members and a comprehensive selection of candidates can be considered.  Therefore, the nomination process is conducted  by the full Board of  Directors.  Shareholders  wishing to  recommend candidates for Board membership should submit the  recommendations in writing to the Secretary of the Company at least 90 days prior to a date  corresponding  to the previous year's Annual Meeting,  with the submitting  shareholder's name and address and pertinent information about the proposed nominee similar to that set forth for nominees named herein.  Proposed  nominees will be considered in light of  their  potential  contributions  to  the  Board,  their  backgrounds,  their independence and such other factors as the Board considers appropriate.

Under UTG's By-Laws,  the Board of Directors should be comprised of at least six and no more than eleven directors.  At December 31, 2003. the Board consisted of eight directors.  Shareholders elect Directors to serve for a period of one year at UTG's Annual Shareholders' meeting.

Directors  and  officers of UTG file  periodic  reports  regarding  ownership of
Company  securities  with the  Securities  and Exchange  Commission  pursuant to
Section 16(a) of the Securities  Exchange Act of 1934 as amended,  and the rules promulgated  thereunder.  During 2003, UTG was aware of the following individual who  filed  a  late  Form  3,  initial  statement  of  beneficial  ownership  of securities,  with the  Securities  and Exchange  Commission;  Daniel S. Maloney,
employee.  This individual reported no stock ownership of UTG at the time of the filing of the Form 3. SEC  filings  may be viewed  from the  Company's  Web site
www.unitedtrustgroup.com.

The  Board  of  Directors  has  provided  a  process  for  shareholders  to send communications  directly to the board. These communications can be sent to James
Rousey,  Executive Vice President,  Chief Administrative Officer and Director of
UTG at the corporate  headquarters at 5250 South Sixth Street,  Springfield,  IL
62703

                     AUDIT COMMITTEE REPORT TO SHAREHOLDERS

In  connection  with the  December  31,  2003  financial  statements,  the audit committee:  (1) reviewed and discussed  the audited  financial  statements  with management; (2) discussed with the auditors the matters required by Statement on
Auditing  Standards No. 61; and (3) received and discussed with the auditors the matters  required by Independence  Standards  Board  Statement No.1.  Based upon these reviews and discussions,  the audit committee  recommended to the Board of
Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

                  John S. Albin  -  Committee Chairman
                  William W. Perry
                  Joseph A. Brinck, II

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

At the annual meeting of shareholders of UTG, eight directors are to be elected, each  director  to hold  office  until  the next  annual  meeting  and until his successor is elected and qualified. Each nominee will be elected director by the affirmative  vote of a plurality  of the votes duly cast for such  nominee.  The persons  named in the proxy  intend to vote the  proxies  as  instructed  in the proxies.  If no instructions are given in a particular  proxy, the persons named in the proxy intend to vote the proxy for the nominees listed below.  Should any of the nominees listed below become unable or unwilling to accept  nomination or election,  it is intended, in the absence of contrary  specifications,  that the proxies  will be voted for the  balance  of those  named  and for a  substituted nominee or nominees; however, the management of UTG currently knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors  if elected.  Information  with respect to business  experience  of the  Board  of  Directors  has  been  furnished  by the respective  directors  or  obtained  from  the  records  of UTG.  The  following individuals are nominees for the election of directors:

Name, Age

               Position  with  the  Company,   Business   Experience  and  Other
               Directorships

John S. Albin, 75

               Director of UTG since 1984; farmer in Douglas and Edgar counties,
               Illinois,  since 1951;  Chairman  of the Board of Longview  State
               Bank since 1978; President of the Longview Capitol Corporation, a bank holding company, since 1978; Chairman of First National Bank of Ogden,  Illinois,  since  1987;  Chairman of the State Bank of
               Chrisman since 1988;  Director and Secretary of Illini  Community
               Development  Corporation  since  1990;  Commissioner  of Illinois
               Student Assistance Commission from 1996 to 2002.

Randall L. Attkisson  58

               Director of UTG since 1999; President and Chief Operating Officer of UTG since 2001; Chief Financial Officer,  Treasurer,  Director of First Southern  Bancorp,  Inc, a bank holding  company,  since
               1986;  Treasurer,  Director of First Southern Funding,  LLC since
               1992;  Director  of  Kentucky  Christian  Foundation  since 2002;
               Director of The River Foundation,  Inc. since 1990;  President of
               Randall L. Attkisson & Associates from 1982 to 1986; Commissioner of Kentucky Department of Banking & Securities from 1980 to 1982;
               Self-employed Banking Consultant in Miami, FL from 1978 to 1980.

Joseph A. Brinck, II, 48

               Director,  elected in 2003; CEO of Stelter & Brinck,  LTD, a full service  combustion  engineering and  manufacturing  company from
               1979 to present;  President of Superior Thermal, LTD from 1990 to present.  Currently  hold  Professional  Engineering  Licenses in
               Ohio, Kentucky, Indiana and Illinois.

Jesse T. Correll  47

               Chairman  and CEO of UTG since 2000;  Director of UTG since 1999;
               Chairman,  President,  Director of First Southern  Bancorp,  Inc.
               since 1983;  President,  Director of First Southern Funding,  LLC
               since 1992;  President,  Director of The River  Foundation  since
               1990;  Director of Thomas  Nelson,  Inc., a premier  publisher of
               Bibles and  Christian  Books  since  2001;  Director  of Computer
               Services, Inc., provider of bank technology products and services since  2001;  Director of Global  Focus  since  2001;  Young Life
               Dominican  Republic Committee Member since 2000. Jesse Correll is the son of Ward Correll.

Ward F. Correll   75

               Director of UTG since 2000; President, Director of Tradeway, Inc.
               of Somerset,  KY since 1973;  President,  Director of  Cumberland
               Lake Shell, Inc. of Somerset, KY since 1971; President,  Director of Tradewind  Shopping Center,  Inc. of Somerset,  KY since 1966;
               Director of First Southern Bancorp since 1988;  Director of First
               Southern  Funding,   LLC  since  1991;   Director  of  The  River
               Foundation  since 1990;  and Director  First  Southern  Insurance
               Agency since 1987. Ward Correll is the father of Jesse Correll.

Thomas F. Darden  49

               Director  of  UTG  since  2001;   Managing  Partner  of  Cherokee
               Investment  Partners LLC, a real estate investment firm, formerly
               President and CEO of Cherokee  Sanford Group,  Inc. an affiliated predecessor  since 1983;  Director of Winston Hotels,  Inc. since
               1994;  Trustee of Shaw University since 1993; Member of the Board of Governors of Research  Triangle  Institute since 1998;  Former
               Chairman of the Triangle Transit Authority,  serving from 1993 to
               1998  and  Chairman  from  1996 to 1997;  Prior  to  1996,  twice appointed to the North Carolina Board of Transportation.

William W. Perry  47

               Director of UTG since 2001;  Owner of SES  Investments,  Ltd., an oil and gas  investments  company  since 1991;  President  of EGL
               Resources, Inc., an oil and gas operations company based in Texas and New Mexico since 1992;  President of a real estate investment company;  Chairman  of Perry & Perry,  Inc.,  a Texas oil and gas
               consulting company since 1977;  Director of Young Life Foundation and involved with Young Life in various  capacities;  Director of
               Abel-Hangar  Foundation,   Director  of  University  of  Oklahoma
               Associates; Midland, Texas city council member since 2002

James P. Rousey  45

               Executive  Vice  President,   Chief  Administrative  Officer  and
               Director of UTG since September  2001;  Regional CEO and Director of First Southern  National Bank from 1988 to 2001.  Board Member with the Illinois Fellowship of Christian Athletes since 2001.

The Board of Directors  recommends that  shareholders vote "FOR" the election of the director nominees listed above.

                           EXECUTIVE OFFICERS OF UTG

More detailed  information  on the following  executive  officers of UTG appears under "Directors":

Jesse T. Correll           Chairman of the Board and Chief Executive Officer
Randall L. Attkisson       President and Chief Operating Officer
James P. Rousey            Executive Vice President and Chief Administrative Officer

Other executive officers of UTG are set forth below:

Name, Age

                    Position with UTG and, Business Experience

Theodore C. Miller 41

                    Corporate   Secretary  since  December  2000,   Senior  Vice
                    President and Chief Financial  Officer since July 1997; Vice
                    President since October 1992 and Treasurer from October 1992 to December  2003;  Vice President and Controller of certain affiliated  companies from 1984 to 1992.  Vice President and
                    Treasurer of certain affiliated companies from 1992 to 1997;
                    Senior  Vice  President  and  Chief  Financial   Officer  of
                    subsidiary  companies  since 1997;  Corporate  Secretary  of subsidiary companies since 2000.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information  regarding  compensation paid to or earned by UTG's Chief Executive Officer and each of the executive officers of UTG whose salary plus bonus exceeded $100,000 during UTG's last fiscal year:

                           SUMMARY COMPENSATION TABLE

Name and                                            Annual Compensation         Other Annual         All Other (1)
Principal Position                       Year       Salary ($)   Bonus ($)      Compensation ($)     Compensation ($)
                                                    ($)
Jesse T. Correll (2)                     2003          75,000    -              -                             4,500
Chairman of the Board
Chief Executive Officer
                                         2002          75,000    -              -                             4,500
                                         2001          56,250    -              -                              -

Randall L. Attkisson                     2003          75,000    -              -                             4,500
President
                                         2002          75,000    -              -                             4,500
                                         2001          56,250    -              -                              -

Theodore C. Miller (1)                   2003        100,000     3,000          -                             3,000
Corporate Secretary
Senior Vice President
Chief Financial Officer
                                         2002        100,000     -              -                             3,000
                                         2001        100,000     5,000          -                             3,000

James P. Rousey (3)                      2003        135,000     -              -                             2,025
Executive Vice President
Chief Administrative Officer
                                         2002        135,000     10,000         -                             2,025
                                         2001          50,625    -              -                              -

Douglas A Dockter (1)                    2003          99,583    4,000          -                             2,689
Vice President
                                         2002          95,000    -              -                             2,316
                                         2001          95,000    2,000          -                             2,280

(1)  All Other  Compensation  consists  of UTG's  matching  contribution  to the
     Employee Savings Trust 401(k) Plan.

(2)  On March 27, 2000, Mr. Jesse T. Correll assumed the position as Chairman of the Board and Chief Executive Officer of UTG and each of its affiliates. In
     March  2001,  the Board of  Directors  approved  an annual  salary  for Mr.
     Correll of $75,000, with payments to begin on April 1, 2001.

(3)  Mr.  James  P.  Rousey  became  an  officer  and  employee  of UTG  and its subsidiaries effective August 16, 2001.

(4)  Mr. Douglas A. Dockter is not  considered an executive  officer of UTG, but is included in this table pursuant to compensation disclosure requirements.

Option/SAR Grants/Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values

At December  31, 2003 there were no shares of the common stock of UTG subject to unexercised options held by the named executive officers.  There were no options or stock  appreciation  rights granted to the named  executive  officers for the past three fiscal years.

Compensation of Directors

UTG's standard  arrangement for the compensation of directors provides that each director shall receive an annual retainer of $2,400,  plus $300 for each meeting attended and  reimbursement  for  reasonable  travel  expenses.  UTG's  director compensation policy also provides that directors who are employees of UTG do not
receive  any   compensation   for  their   services  as  directors   except  for
reimbursement for reasonable travel expenses for attending each meeting.

Employment Contracts

There are no employment  agreements in effect with any executive officers of the
Company.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

The compensation of UTG's executive  officers is determined by the full Board of
Directors.  The  Board of  Directors  strongly  believes  that  UTG's  executive officers  directly impact the short-term and long-term  performance of UTG. With this belief and the corresponding  objective of making decisions that are in the best interest of UTG's  shareholders,  the Board of Directors places significant emphasis on the design and administration of UTG's executive compensation plans.

Executive Compensation Plan Elements

Base  Salary.  The  Board of  Directors  establishes  base  salaries  at a level intended to be within the competitive market range of comparable  companies.  In addition  to the  competitive  market  range,  many  factors are  considered  in determining  base  salaries,  including  the  responsibilities  assumed  by  the executive, the scope of the executive's position, experience, length of service, individual performance and internal equity considerations. In addition to a base salary,  increased  compensation of current and future executive officers of the
Company  will  be  determined  using a  "performance  based"  philosophy.  UTG's financial  results are analyzed and future  increases  to  compensation  will be proportionately based on the profitability of the Company.

Stock  Options.  Stock  options  are granted at the  discretion  of the Board of
Directors.  There were no options granted to the named executive officers during the last three fiscal years.

Deferred Compensation. There are currently no deferred compensation arrangements with any executive officers or employees of the Company.

Stock Purchase Program.

On March 26, 2002, the Board of Directors of UTG adopted, and on June 11,  2002, the  shareholders  of UTG approved,  the United Trust Group,  Inc.  Employee and
Director Stock  Purchase  Plan. The plan's purpose is to encourage  ownership of
UTG stock by eligible  directors  and employees of UTG and its  subsidiaries  by providing them with an opportunity to invest in shares of UTG common stock.  The plan is administered by the Board of Directors of UTG. A total of 400,000 shares of  common  stock  may be  purchased  under the  plan,  subject  to  appropriate adjustment  for  stock  dividends,  stock  splits or  similar  recapitalizations resulting  in a change in shares of UTG.  The plan is not intended to qualify as an "employee  stock  purchase  plan" under  Section 423 of the Internal  Revenue
Code.

During 2003 and 2002, the Board of Directors of UTG approved offerings under the plan to qualified individuals.  For the years ended December 31,  2003 and 2002, eight individuals purchased 58,891 and three individuals purchased 16,546 shares of UTG common stock,  respectively.  Each participant  under the plan executed a
"stock  restriction and buy-sell  agreement",  which among other things provides
UTG with a right of first refusal on any future sales of the shares  acquired by the participant under this plan.

The  purchase  price of  shares  repurchased  under the  stock  restriction  and buy-sell agreement shall be computed,  on a per share basis, equal to the sum of
(i) the  original  purchase  price paid to acquire such shares from UTG and (ii)
the  consolidated  statutory net earnings (loss) per share of such shares during the  period  from the end of the month  next  preceding  the month in which such shares  were  acquired  pursuant  to the  plan,  to the  end of the  month  next preceding  the  month  in  which  the  sale of such  shares  to UTG  occurs.  At
December 31,  2003, shares issued under this program with a value of $ 11.63 per share pursuant to the above formula.

Chief Executive Officer

On March 27, 2000, Mr. Jesse T. Correll  assumed the position of Chairman of the
Board and Chief Executive  Officer of UTG and each of its affiliates.  Under Mr.
Correll's  leadership,  he declined to receive a salary, bonus or other forms of compensation  for his  duties  with UTG and each of its  affiliates  in the year
2000.  In March 2001,  the Board of Directors  approved an annual salary for Mr.
Correll of $75,000,  payment of which began on April 1, 2001. As a reflection of
Mr.  Correll's  leadership,  the  compensation  of current and future  executive officers of the Company will be  determined  by the Board of  Directors  using a
"performance  based"  philosophy.  The Board of Directors  will  consider  UTG's financial  results and future  compensation  decisions  will be  proportionately based on the profitability of the Company.

Conclusion

The Board of Directors  believes  this  Executive  Compensation  Plan provides a competitive and motivational  compensation package to the executive officer team necessary to produce the results UTG strives to achieve.  The Board of Directors also believes the Executive  Compensation  Plan  addresses both the interests of the shareholders and the executive team.

                               BOARD OF DIRECTORS

                    John S. Albin                               Ward F. Correll
                    Randall L. Attkisson                        Thomas F. Darden
                    Joseph A. Brinck, II                        William W. Perry
                    Jesse T. Correll                            James P. Rousey

                               PERFORMANCE GRAPH

The following graph compares the cumulative  total  shareholder  return on UTG's
Common  Stock  during the five  fiscal  years ended  December  31, 2003 with the cumulative total return on the NASDAQ Composite Index Performance and the NASDAQ
Insurance  Stock Index (1). The graph assumes that $100 was invested on December
31, 1998 in each of the Company's  common stock, the NASDAQ Composite Index, and the NASDAQ Insurance Stock Index, and that any dividends were reinvested.

200
180
160
140
120
100
80
60
40
20
0
1998
1999
2000
2001
2002
2003
NASDAQ Insurance
NASDAQ
UTG

(1)  UTG selected  the NASDAQ  Composite  Index  Performance  as an  appropriate comparison since during the time period  reflected,  UTG's Common Stock was traded  on the  NASDAQ  Small Cap  exchange  under  the sign  "UTGI"  until
     December 31, 2001.  Furthermore,  UTG selected the NASDAQ  Insurance  Stock
     Index as the second  comparison  because  there is no similar  single "peer company" in the NASDAQ system with which to compare stock  performance  and the closest additional  line-of-business index which could be found was the
     NASDAQ  Insurance  Stock Index.  Trading  activity in UTG's Common Stock is limited,  which may be due in part as a result of UTG's  low  profile.  The
     Return  Chart is not  intended  to forecast  or be  indicative  of possible future performance of UTG's stock.

The foregoing graph shall not be deemed to be incorporated by reference into any filing of UTG under the Securities Act of 1933 or the Securities Exchange Act of
1934,  except to the extent that UTG specifically  incorporates such information by reference.

Compensation  Committee  Interlocks and Insider  Participation and Related Party
Transactions

UTG does not have a  compensation  committee and decisions  regarding  executive officer  compensation  are  made by the  full  Board of  Directors  of UTG.  The following  persons  served as directors of UTG during 2003 and were  officers or employees of UTG or its  affiliates  during 2003:  Jesse T. Correll,  Randall L.
Attkisson and James P. Rousey. Accordingly,  these individuals have participated in  decisions  related to  compensation  of  executive  officers  of UTG and its subsidiaries.

During 2003,  Jesse T. Correll and Randall L. Attkisson,  executive  officers of
UTG, and the insurance subsidiaries, were also members of the Board of Directors of the  insurance  subsidiaries.  During  2003,  James P. Rousey and Theodore C.
Miller,  executive  officers of UTG and the  insurance  subsidiaries,  were also members of the Board of Directors of ABE.

Jesse T.  Correll and Randall L.  Attkisson  are each  directors  and  executive officers of FSBI and participate in compensation decisions of FSBI. FSBI owns or controls directly and indirectly  approximately  43.5% of the outstanding common stock of UTG.

                        Other Related Party Transactions

On February 20, 2003, UG purchased  $ 4,000,000  of a trust  preferred  security offering issued by FSBI. The security has a mandatory  redemption after 30 years with a call provision after 5 years. The security pays a quarterly dividend at a fixed rate of 6.515%. The Company received $ 226,104 of dividends in 2003.

On June 18,  2003,  UG entered  into a lease  agreement  with  Bandyco,  LLC, an affiliated  entity,  for a one-sixth  interest in an aircraft.  Bandyco,  LLC is affiliated  with Ward F.  Correll,  who is a director of the Company.  The lease term is for a  period  of five  years at a cost of  $ 523,831.  The  Company  is responsible  for its share of annual  non-operational  costs, in addition to the operational costs as are billable for specific use.

On November 6,  2003, UG purchased real estate at a cost of $ 2,220,256  from an outside  third party through the formation of an LLC in which UG is a two-thirds owner.  The other  one-third  partner  is  Millard  V.  Oakley,  who is a former
Director of UTG. Hampshire Plaza Garage is a 578 space parking garage located in
New Hampshire.

On March 26, 2002, the Board of Directors of UTG adopted, and on June 11,  2002, the  shareholders  of UTG approved,  the United Trust Group,  Inc.  Employee and
Director Stock  Purchase  Plan. The plan's purpose is to encourage  ownership of
UTG stock by eligible  directors  and employees of UTG and its  subsidiaries  by providing them with an opportunity to invest in shares of UTG common stock.  The plan is administered by the Board of Directors of UTG. A total of 400,000 shares of  common  stock  may be  purchased  under the  plan,  subject  to  appropriate adjustment  for  stock  dividends,  stock  splits or  similar  recapitalizations resulting  in a change in shares of UTG.  The plan is not intended to qualify as an "employee  stock  purchase  plan" under  Section 423 of the Internal  Revenue
Code.

During 2003 and 2002, the Board of Directors of UTG approved offerings under the plan to qualified individuals.  For the years ended December 31,  2003 and 2002, eight individual purchased 58,891 and three individuals  purchased 16,546 shares of UTG common stock,  respectively.  Each participant  under the plan executed a
"stock  restriction and buy-sell  agreement",  which among other things provides
UTG with a right of first refusal on any future sales of the shares  acquired by the participant under this plan.

The  purchase  price of  shares  repurchased  under the  stock  restriction  and buy-sell agreement shall be computed,  on a per share basis, equal to the sum of
(i) the  original  purchase  price paid to acquire such shares from UTG and (ii)
the  consolidated  statutory net earnings (loss) per share of such shares during the  period  from the end of the month  next  preceding  the month in which such shares  were  acquired  pursuant  to the  plan,  to the  end of the  month  next preceding  the  month  in  which  the  sale of such  shares  to UTG  occurs.  At
December 31,  2003, UTG had 75,437shares outstanding that were issued under this program with a value of $ 11.63 per share pursuant to the above formula.

On November 20, 1998, FSF and affiliates acquired 929,904 shares of common stock of UTG from UTG and certain UTG  shareholders.  As consideration for the shares,
FSF paid UTG  $ 10,999,995  and certain  shareholders  of UTG $ 999,990 in cash.
Included in the stock acquisition  agreement is an earnings covenant whereby UTG warrants UTG and its subsidiaries and affiliates will have future earnings of at least  $ 30,000,000  for a five-year  period  beginning  January 1,  1998.  Such earnings  are  computed  based  on  statutory  results  excluding  inter-company activities such as  inter-company  dividends plus realized and unrealized  gains and losses on real estate, mortgage loans and unaffiliated common stocks. At the end of the covenant period,  an adjustment is to be made equal to the difference between the then market value and statutory  carrying value of real estate still owned that existed at the beginning of the covenant period.  Should UTG not meet the covenant  requirements,  any  shortfall  will first be reduced by the actual average  tax rate for UTG for the  period,  and then will be further  reduced by one-half of the percentage,  if any,  representing UTG's ownership percentage of the  insurance  company  subsidiaries.  This  result  will  then be  reduced  by
$ 250,000.  The  remaining  amount will be paid by UTG in the form of UTG common stock  valued at $ 15.00 per share with a maximum  number of shares to be issued of 500,000. However, there shall be no limit to the number of shares transferred to the extent that there are legal fees,  settlements,  damage payments or other losses as a result of certain legal action taken. The price and number of shares shall be adjusted for any  applicable  stock  splits,  stock  dividends or other recapitalizations.  For the five-year period starting January 1, 1998 and ending
December 31,  2003, the Company had total earnings of $ 17,011,307 applicable to this covenant. Therefore, UTG did not meet the earnings requirements stipulated, and during 2003, UTG was required to issue 500,000  additional  shares to FSF or its assigns.

On November 15, 2002,  North Plaza acquired 229 acres of timberland from Millard
V.  Oakley,  a  Director  of UTG at the  time,  for a total  purchase  price  of
$ 54,811.  The land  acquired was adjacent to land already owned by North Plaza.
The purchase  price was consistent  with other recent similar land  acquisitions made by North Plaza.

On May 21, 2002, at a special meeting of shareholders,  the shareholders of FCC, then an 82%  owned  subsidiary  of  UTG,  voted  on and  approved  that  certain
Agreement and Plan of Reorganization  and related Plan of Merger,  each dated as of June 5, 2001,  between UTG, and FCC (collectively,  the "Merger  Agreement"), and the merger  contemplated  thereby in which FCC would be merged with and into
UTG, with UTG being the surviving  corporation of the merger.  The merger became effective on June 12,  2002.  Pursuant to the terms and conditions of the Merger
Agreement,  each share of FCC stock  outstanding  at the  effective  time of the merger  (other  than  shares held by UTG or shares held in treasury by FCC or by any of its subsidiaries) was at such time automatically converted into the right to receive $ 250 in cash per share ($ 2,480,000 in the aggregate).

At a December  17, 2001 joint  meeting of the Board of Directors of UTG, FCC and
their  insurance  subsidiaries,   the  Boards  of  Directors  of  the  insurance
subsidiaries discussed and decided to further explore and pursue a possible sale of the insurance  charters of each of APPL and ABE. In the alternative to a sale of the APPL charter,  the boards also discussed and decided to further explore a possible  merger of APPL into UG. At the September 24, 2002 joint meeting of the
Board  of  Directors  of UTG and  its  insurance  subsidiaries,  the  Boards  of
Directors of UG and ABE each approved the  exploration  of a merger  transaction whereby ABE would be merged with and into UG.

In preparation  for a possible  charter sale of APPL, UG and APPL entered into a
100% coinsurance  agreement  effective  October 1,  2002, whereby UG assumed and
APPL ceded all of the existing business of APPL. The coinsurance transaction had no  financial  impact on the  consolidated  financial  statements  or  operating results of UTG. At the March 2003 Board of  Directors  meeting,  the APPL and UG
Boards  reaffirmed  the merger of APPL with and into UG and  approved  the final merger documents.

Upon receiving the necessary  regulatory  approvals,  the merger of ABE and APPL with and into UG was consummated  effective July 1, 2003. ABE and APPL were each
100% owned  subsidiaries  of UG prior to the merger.  Management  of the Company believes the completion of the mergers will provide the Company with  additional cost  savings.  These  cost  savings  result  from  streamlining  the  Company's operations and organizational  structure from three life insurance  subsidiaries to one life insurance  subsidiary,  UG. Thus,  the Company will further  improve administrative efficiency.

On September 27, 2001, UG purchased real estate at a cost of $ 6,333,336 from an outside  third party through the formation of an LLC in which UG is a two-thirds owner. The other one-third  partner is Millard V. Oakley,  who at the time was a
Director of UTG. Mr. Oakley  resigned from the Board effective  March 14,  2003.
Hampshire  Plaza  consists of a 254,000  square foot office  tower,  an attached
72,000  square  foot  retail  plaza,   and  an  attached   parking  garage  with
approximately 350 parking spaces located in New Hampshire.

On November 15, 2001,  UTG was  extended a  $ 3,300,000  line of credit from the
First National Bank of the  Cumberlands  located in Livingston,  Tennessee.  The
First National Bank of the Cumberlands is owned by Millard V. Oakley, who at the time was a Director of UTG.  The original  line of credit  expired one year from the date of issue and has been renewed  annually for additional  one-year terms.
The line of credit is available  for general  business  uses.  The interest rate provided  for in the  agreement  is variable and indexed to be the lowest of the
U.S.  prime rates as published in the money section of the Wall Street  Journal, with any interest rate adjustments to be made monthly.  During 2002, the Company borrowed a total of $ 1,600,000  under this line of credit and incurred interest expense of $ 17,419. All funds drawn were repaid prior to December 31,  2002. No borrowings were incurred during 2003.

On April 12, 2001,  UTG  completed  the purchase of 22,500  shares of UTG common stock and 544 shares of FCC  common  stock  from  James E.  Melville  and family pursuant to the Melville Purchase Agreement in exchange for five year promissory notes of UTG in the aggregate principal amount of $ 288,800.  On April 12, 2001,
UTG also completed the purchase from another family member of Mr. Melville of an additional 100 shares of UTG for a total cash payment of $ 800. The purchase for cash by UTG of an additional 39 shares of FCC common stock owned by Mr. Melville at a purchase price of $ 200.00 per share was  consummated on June 27, 2001. Mr.
Melville was a former Director of UTG, FCC and the three insurance  subsidiaries of UTG; he resigned from those boards on February 13, 2001.

On April 12, 2001,  UTG also  completed  the  purchase of 559,440  shares of UTG common  stock from Larry E. Ryherd and family  pursuant  to the Ryherd  Purchase
Agreement for cash payments  totaling  $ 948,026 and a five year promissory note of UTG in the  principal  amount  of  $ 3,527,494.  The  purchase  by UTG of the remaining  3,775 shares of UTG common  stock to be purchased  for cash at $ 8.00 per share pursuant to the Ryherd Purchase Agreement along with an additional 570 shares from certain  parties to the Ryherd  Purchase  Agreement was completed on
June 20, 2001.  The  promissory  notes of UTG received by certain of the sellers pursuant to the Melville  Purchase  Agreement and the Ryherd Purchase  Agreement
bear  interest  at a rate of 7% per annum  (paid  quarterly)  with  payments  of principal to be made in five equal annual  installments,  the first such payment of principal to be due on the first anniversary of the closing.

On April 12, 2001, UTG also purchased in a separate transaction 10,891 shares of
UTG common  stock from  Robert E. Cook,  at a price of $ 8.00 per share.  At the closing,  Mr. Cook received  $ 17,426 in cash and a five year promissory note of
UTG  (substantially  similar to the  promissory  notes  issued  pursuant  to the
Melville and Ryherd Purchase Agreements described above) in the principal amount of $ 69,702. Mr. Cook was a Director of UTG and FCC who resigned his position on
January 8, 2001.  Mr. Cook  proposed the stock  purchase to Jesse T. Correll who agreed to  purchase  Mr.  Cook's  stock on  substantially  the same terms as the purchases of the stock held by Messrs. Melville and Ryherd as described above.

During  2001,  FCC paid a majority  of the  general  operating  expenses  of the affiliated group. FCC then received management,  service fees and reimbursements from the various  affiliates.  Beginning in January 2002, and in anticipation of the merger of FCC, UTG began paying a majority of the general operating expenses of the affiliated group. Following the FCC merger in June 2002, UTG also assumed the rights and  obligations of the management and service fees  agreements  with the various affiliates originally held by FCC.

UTG paid FCC $ 0 and $ 550,000 in 2002 and 2001,  respectively for reimbursement of costs attributed to UTG. During 2002 through the date of the FCC merger,  FCC paid  $ 3,200,000  to UTG  for  reimbursement  of  costs  attributed  to FCC and
affiliates   under  which  FCC  had   management   and  cost  sharing   services
arrangements.

On  January 1,  1993,  FCC  entered an  agreement  with UG pursuant to which FCC provided management services necessary for UG to carry on its business.  UG paid
$ 2,974,088  and  $ 6,156,903  to FCC in 2002 and  2001,  respectively.  UG paid
$ 5,906,406  and $ 3,025,194 to UTG in 2003 and 2002,  respectively,  under this arrangement.

ABE paid fees to FCC pursuant to a cost sharing and  management  fee  agreement.
FCC provided management services for ABE to carry on its business. The agreement required ABE to pay a percentage of the actual expenses incurred by FCC based on certain activity indicators of ABE business to the business of all the insurance company  subsidiaries  plus a management fee based on a percentage of the actual expenses  allocated to ABE. ABE paid fees of $ 188,494  and $332,673 in 2002 and
2001,  respectively  under  this  agreement.  ABE  paid  fees of  $ 165,269  and
$ 170,729 in 2003 and 2002, respectively, to UTG under this agreement.

APPL had a  management  fee  agreement  with FCC  whereby FCC  provided  certain administrative  duties,  primarily data processing and investment  advice.  APPL paid fees of $ 222,000 and $ 444,000  during 2002 and 2001,  respectively  under this agreement. APPL paid fees of $ 222,000 and $ 222,000 to UTG during 2003 and
2002, respectively, under this agreement.

Respective domiciliary insurance departments have approved the agreements of the insurance companies and it is Management's opinion that where applicable,  costs have been  allocated  fairly  and such  allocations  are based  upon  accounting principles generally accepted in the United States of America.

Since the Company's affiliation with FSF, UG has acquired mortgage loans through participation  agreements  with FSNB.  FSNB  services the loans covered by these participation  agreements.  UG pays a .25%  servicing  fee on these  loans and a one-time fee at loan  origination  of .50% of the original  loan amount to cover costs incurred by FSNB relating to the processing and establishment of the loan.
UG paid $ 63,214, $ 70,140 and $ 79,730 in servicing fees and $ 13,821, $ 35,127
and  $ 22,626  in  origination   fees  to  FSNB  during  2003,  2002  and  2001,
respectively.

The Company reimbursed expenses incurred by Mr. Jesse T. Correll and Mr. Randall
L.  Attkisson  relating  to travel  and  other  costs  incurred  on behalf of or relating to the Company.  The Company paid  $ 20,238,  $ 74,621 and $ 145,407 in
2003,  2002  and  2001,   respectively  to  First  Southern  Bancorp,   Inc.  in
reimbursement  of such costs. In addition,  beginning in 2001, the Company began reimbursing  FSBI a portion of salaries for Mr. Correll and Mr.  Attkisson.  The reimbursement was approved by the UTG Board of Directors and totaled  $ 151,440,
$ 169,651 and $ 128,411 in 2003,  2002 and 2001,  respectively,  which  included salaries and other benefits.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Kerber,  Eck and  Braeckel  LLP ("KEB")  served as UTG's  independent  certified public  accounting  firm for the fiscal  year ended  December  31,  2003 and for fiscal year ended December 31, 2002. In serving its primary  function as outside auditor for UTG, KEB performed  the following  audit  services:  examination  of annual consolidated financial statements; assistance and consultation on reports
filed  with  the  Securities  and  Exchange   Commission;   and  assistance  and
consultation  on  separate  financial  reports  filed  with the State  insurance regulatory authorities pursuant to certain statutory requirements.

     Audit Fees.  Audit fees billed for these audit  services in the fiscal year ended Company's financial  statements totaled $ 13,909 and $ 15,595 for the year
2003 and 2002, respectively.

     Audit Related Fees. No audit related fees were incurred by the Company from
KEB for the fiscal years ended December 31, 2003 and December 31, 2002.

     Tax Fees. KEB did not render any services  related to tax  compliance,  tax advice or tax planning for the fiscal years ended December 31, 2003 and December
31, 2002.

     All Other Fees.  No other  services  besides the audit  services  described above were  performed  by, and  therefore  no other fees were billed by, KEB for services in the fiscal years ended December 31, 2003 and December 31, 2002.

  The audit committee of the Company appoints the independent certified public accounting firm, with the appointment approved by the entire Board of Directors.
Non-audit related services to be performed by the firm are to be approved by the audit  committee  prior to  engagement.  The  Company had no  non-audit  related services  performed  by KEB for the fiscal  years  ended  December  31, 2003 and
December 31, 2002.

          SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG's proxy statement and form of proxy for the 2005 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before January 23, 2005.

Shareholder  proposals  submitted  after  April  8,  2005,  will  be  considered untimely,  and the proxy  solicited  by UTG for next year's  annual  meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The management does not intend to bring any other business before the meeting of
UTG's  shareholders  and has no reason to believe  that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting,  the proxies  named in the enclosed form of proxy will vote the proxies in accordance with their best judgement.

                 MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

In late 2000,  the  Securities  and Exchange  Commission  adopted new rules that permit  companies  and  intermediaries  (e.g.,  brokers) to satisfy the delivery requirements  for proxy  statements  with  respect  to two or more  stockholders sharing the same address by  delivering a single  proxy  statement  addressed to those  stockholders.  This process allows for extra convenience for stockholders and potential costs savings for companies.

This year, one or more brokers with  accountholders who are UTG shareholders may send a single proxy statement addressed to two or more shareholders  sharing the same address. In those cases, a single proxy statement and Annual Report will be
delivered  to  multiple   stockholders   sharing  an  address  unless   contrary
instructions  have been  received from the affected  stockholder.  Once you have received  notice from your broker  that they will be sending  communications  to your  address  in this  way,  they will  continue  this  practice  until you are notified  otherwise or until you revoke your  consent.  If, at any time,  you no longer wish to receive proxy materials and  communications in this way and would prefer to receive a separate  proxy  statement,  please  notify  your  broker or direct your written  request to United Trust  Group,  Inc.,  Theodore C. Miller,
Secretary,  5250 South  Sixth  Street,  P.O.  Box 5147,  Springfield,  Illinois,
62705-5147,  or contact Mr. Miller at 217-241-6300.  UTG will deliver  promptly, upon written or oral request in the manner  provided  above,  a separate copy of the proxy  statement  and Annual  Report for the fiscal year ended  December 31,
2003 to a shareholder  at a shared address to which a single copy was delivered.
If your broker is not currently delivering a single proxy statement addressed to two or more  shareholders  sharing the same address (i.e., you received multiple copies of this proxy  statement),  and you would like to request  delivery  of a single copy, you should contact your broker.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its Annual  Report for the year ended  December  31,  2003 on Form
10-K  with  the  Securities  and  Exchange  Commission.  A copy  of the  report, including any financial  statements and financial  statement  schedules,  may be obtained  without charge by any  shareholder.  Requests for copies of the report should be sent to Theodore C. Miller, Secretary,  United Trust Group, Inc., P.O.
Box 5147, Springfield, Illinois, 62705-5147.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              UNITED TRUST GROUP, INC.

                                              Theodore C. Miller, Secretary

Dated: May 27, 2004

Dear Shareholders:

     The 2004 Annual Meeting of Shareholders of United Trust Group, Inc. will be held at the corporate headquarters,  5250 South Sixth Street,  Springfield,
     Illinois  62703,  on Wednesday June 16, 2004, at 10:00 a.m. At the meeting, shareholders  will act to elect eight directors and to vote upon such other business as may properly be brought before the meeting.

     Your vote is  important.  Whether  or not you plan to attend  the  meeting, please review the enclosed proxy  statement,  complete the proxy form below and return it promptly in the envelope provided.

     It is important to keep your stock portfolio current.  Registrations should be kept up-to-date.  Remember to notify the Company of a change in address.
     Our stock  transfer  department  is  available to assist you with these and other shareholder questions.

     Sincerely,

     Theodore C. Miller
     Corporate Secretary

Fold and Tear Here                                            Fold and Tear Here

PROXY FORM               UNITED TRUST GROUP, INC.                     PROXY FORM
            Annual Meeting of Shareholders - To be Held June 16, 2004
                   THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned  hereby  appoints Jesse T. Correll and Randall L. Attkisson,  or either of them,  the attorneys and proxies with full power of  substitution  and revocation  to represent and to vote,  as  designated  below,  all the shares of common stock of the Company held of record by the undersigned on April 23, 2004, at the annual meeting of shareholders to be held at the corporate  headquarters,
5250 South Sixth Street, Springfield, Illinois 62703, on Wednesday June 16, 2004
at 10:00 a.m., or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned  shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR ALL PROPOSALS PRESENTED.

Please sign exactly as your name appears on the form and date and mail the proxy promptly.  When  signing as an  attorney,  executor,  administrator,  trustee or guardian,  please give your full title as such. If shares are held jointly, both owners  must sign.  If a  corporation,  please  sign in full  corporate  name by
President  and  other  authorized  officer.  If a  partnership,  please  sign in partnership name by authorized person.

                Continued and to be voted and signed on reverse.

Our Stock  Transfer  Department  is  available  to assist  you with  changes  or questions concerning your account.

Lost Certificate  -  Notification  of a lost stock  certificate  must be made in writing.

Address - Notification  of shareholder  address changes must be made in writing.
     If your address has changed or should change in the future,  please give us your new address below.

   Your

   (Old Address) - Street
     City                                               State                      Zip

   (New Address) - Street
     City                                               State                      Zip

   Date new address in effect                         Signature

Registration - A change in certification registration is needed because of:

                Marriage                       Divorce

                Death of a tenant              Establishment of a trust

                Remove custodian               Other - Explain

For  instructions  about your  specific  situation,  contact our Stock  Transfer
Department by phone at (217) 241-6410,  by writing to United Trust Group,  Inc.,
Attn: Stock Transfer Department,  P.O. Box 5147,  Springfield,  IL 62705-5147 or
through our website at www.unitedtrustgroup.com.

                                                   Signature

                                                        Date
Acct#

Fold and Tear Here                                            Fold and Tear Here

                                                             Withhold    For All
                                                       For   Authority    Except
                                                        *
1.   To elect all  Director  Nominees  to serve on the Board of  Directors.  The nominees are: John S. Albin,  Randall L. Attkisson,  Joseph A. Brinck,  II,
     Jesse T. Correll,  Ward F. Correll,  Thomas F. Darden II, William W. Perry,
     James P. Rousey.

     *Exceptions:  To vote for all  director  nominees,  mark the "For" box.  To withhold  voting for all nominees,  mark the "Withhold  Authority"  box. To withhold voting for a particular nominee, mark the "For All Except" box and enter name(s) of the  exception(s) in the space provided.  Your shares will be voted for the remaining nominees.

2.   In their  discretion,  the proxies are  authorized  to vote upon such other business  as may  properly  come  before  the  meeting  or any  adjournment thereof.

    Signature                                           Date

    Signature                                           Date